SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. ____)

Filed by the Registrant                              |X|
Filed by a Party other than the Registrant           |_|

Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Fremont Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

Fremont
     Funds [LOGO]
--------------------------------------------------------------------------------

             Important Proxy Vote for Fremont Bond Fund Shareholders
                        Please Read and Respond Promptly

November 13, 1998


Dear Shareholder:

PLEASE READ THIS LETTER... IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a Special Meeting of Shareholders of the Fremont Bond Fund that will be held on December 15, 1998. The purpose of the meeting is to vote on one important proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors has recommended that the proxy resolution presented below be approved and adopted by the Fremont Bond Fund shareholders. For your convenience, we have briefly outlined the proxy proposal you are being asked to vote on:

Multi-Manager Exemption: Fremont Investment Advisors, Inc. (the "Advisor") is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for Fremont Funds. Currently the Advisor may employ, terminate, or change sub-advisors for the Fremont Bond Fund only after obtaining shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement. This amended agreement will permit the Advisor to hire sub-advisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing Fund expenses, allowing for more timely sub-advisor changes when warranted, and improving operational efficiencies.

In this packet you will find two items:

o The proxy statement - this explains more about the proposal outlined above and provides the background and purpose of this resolution.

o  The proxy card - to use as a ballot.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete and sign the proxy card and return it in the enclosed postage-paid envelope no later than December 4, 1998. Or, if you would like to cast your vote in person, you may do so at the special shareholder meeting that will take place at 9:00 a.m. on December 15, 1998, in the main conference room on the 26th floor of 333 Market Street, San Francisco. If you have any questions about any of these materials, please call us at 800-548-4539 (press 2). Thank you for your participation and for investing with Fremont Mutual Funds.

Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

P.S. Your vote is important, so please make sure you complete and sign the enclosed proxy card and mail it back to us in the postage-paid envelope before the December 4 response deadline.

                           Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100, San Francisco, CA 94105 o www.fremontfunds.com
     P.O. Box 193663, San Francisco, CA 94119-3663 o Telephone 800-548-4539
     Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

                           FREMONT MUTUAL FUNDS, INC.

                                FREMONT BOND FUND


                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 15, 1998


     A Special Meeting of Shareholders (the "Meeting") of the FREMONT BOND FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:00 a.m. for the following purposes:



1. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on October 26, 1998, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.



                                        By order of the Board of Directors

                                        /s/ Tina Thomas

                                        Tina Thomas, Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

San Francisco, California

October 27, 1998

                           FREMONT MUTUAL FUNDS, INC.
                                FREMONT BOND FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105
                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On December 15, 1998

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Bond Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:00 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Advisor"). In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve an arrangement to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval (Proposal I).

In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Board of Directors of the Company has fixed the close of business on October 26, 1998, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 21,808,480.799 outstanding shares, each with a par value of $0.0001 per share.

The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about November 13, 1998.

As of the Record Date, Bechtel Mast Trust for Qualified Employees owned 76% and Sequoia Ventures, Inc. owned 5% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.


BACKGROUND

The Advisor is seeking shareholder approval to make certain changes to the Fund's operations. The proposed change would allow the Advisor to change sub-advisors and modify subadvisory agreements without approval of the Fund's shareholders.


PROPOSAL I

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUB-ADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

Pacific Investment Management Company, 840 Newport Center Drive, Suite 360, Newport Beach, California, 92660, serves as sub-advisor for the Fund pursuant to a Portfolio Management Agreement (as defined above, the "Current Agreement") with the Advisor and the Company. The Advisor provides direct portfolio management services to the extent that the sub-advisor does not provide those services. In the future, the Advisor may propose to the Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. The Company is proposing to permit the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with sub-advisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by
Section 15 of the 1940 Act.

As compensation for its services, the Advisor (not the Fund) pays the sub-advisor an annual fee equal to 0.25% of the Fund's assets managed by the sub-advisor. The Portfolio Management Agreement with the sub-advisor may be terminated by the Advisor or the Investment Company upon 30 days written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets managed by the sub-advisor.

Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

     (1) The Advisor will not enter into a subadvisory agreement with a sub-advisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a sub-advisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

     (3) When a sub-advisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

     (4) The Advisor will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select sub-advisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Advisor and one or more sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) seek to ensure that the sub-advisors comply with the Fund's investment objectives, policies and restrictions.

     (5) Within 60 days of the hiring of any new sub-advisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new sub-advisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the sub-advisor and any change in such disclosure caused by the addition of a new sub-advisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

     (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

     (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor;
     (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new sub-advisors engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new sub-advisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by sub-advisors to investment companies comparable to the Fund. The Board will review the ability of the sub-advisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the sub-advisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the sub-advisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the sub-advisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of sub-advisors.

The Board of Directors has approved this proposal because they believe that it is in the best interest of the Fund's shareholders that the Advisor have the ability to engage the best possible portfolio management talent in an efficient manner. At the same time, the fact that the Board retains the responsibility of evaluating and approving any potential sub-advisor, ensures that the best interests of the shareholders are considered.

In adopting this proposal, the Advisor gains the ability to engage the best possible portfolio management talent in an efficient manner. This does not lead to any changes in the Fund's investment objective. It is possible that in hiring a sub-advisor, there could be a change in the investment strategy used to pursue the investment objective. Should a change in investment strategy occur, the shareholders would be given the required notification within 60 days of the change.

The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION

Officers and Directors of the Advisor

The Advisor's principal executive officers are set forth below. The address of each as it relates to his duties at the Advisor, is the same as the Advisor.

Name                     Position with the Advisor    Position with the Company
----                     -------------------------    -------------------------

David L. Redo            President and Director       Chairman, Chief Executive
                                                        Officer and Director

Michael H. Kosich        Managing Director            President and Director

Albert W. Kirschbaum     Managing Director            Senior Vice President

Peter F. Landini         Managing Director            Executive Vice President
and Director
--------------------------------------------------------------------------------

Other Matters to Come Before the Meeting

Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2600, San Francisco, California 94105-4022, or to (800) 548-4539.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,

/s/ Tina Thomas

Tina Thomas
Secretary

FREMONT MUTUAL FUNDS, INC.                               PROXY
333 MARKET STREET, 26TH FLOOR
SAN FRANCISCO, CA 94105                            Fremont Bond Fund

                                            SPECIAL MEETING OF SHAREHOLDERS

                                                   December 15, 1998

                                                 SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS OF
                                               FREMONT MUTUAL FUNDS, INC.

                                        The undersigned  hereby appoints Michael
                                        H. Kosich and Tina  Thomas,  and each of
                                        them,  as  proxies  of the  undersigned,
                                        each  with  the  power  to  appoint  his
                                        substitute,  for the Special  Meeting of
                                        Shareholders  of  Fremont  Money  Market
                                        Fund (the  "Fund"),  a series of Fremont
                                        Mutual Funds,  Inc. (the "Company"),  to
                                        be  held  on  December  15,  1998 at the
                                        offices of Fremont  Mutual Funds,  Inc.,
                                        333  Market  Street,   26th  Floor,  San
                                        Francisco,  California, 94105, or at any
                                        and  all   adjournments   thereof   (the
                                        "Meeting"),   to  vote,   as  designated
                                        below,  all shares of the Fund,  held by
                                        the undersigned at the close of business
                                        on October 26, 1998.  Capitalized  terms
                                        used   without   definition   have   the
                                        meanings    given   to   them   in   the
                                        accompanying Proxy Statement.

                                        A SIGNED PROXY WILL BE VOTED IN FAVOR OF
                                        THE  PROPOSAL  LISTED  BELOW  UNLESS YOU
                                        HAVE SPECIFIED  OTHERWISE.  PLEASE SIGN,
                                        DATE AND RETURN THIS PROXY PROMPTLY. YOU
                                        MAY VOTE ONLY IF YOU HELD  SHARES IN THE
                                        FUND AT THE CLOSE OF BUSINESS ON OCTOBER
                                        26, 1998. YOUR SIGNATURE  AUTHORIZES THE
                                        PROXIES TO VOTE IN THEIR DISCRETION UPON
                                        SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                        BEFORE THE  MEETING,  INCLUDING  WITHOUT
                                        LIMITATION  ALL MATTERS  INCIDENT TO THE
                                        CONDUCT OF THE MEETING.

                                        SHARES

                                        CONTROL NUMBER

                                        ACCOUNT NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X            FREBON

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
FREMONT BOND FUND

Vote On Proposal

1.   Approval  to permit the  Advisor to
     hire and terminate  sub-advisors or
     modify    subadvisory    agreements
     without shareholder approval:            FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

|--------------------------|-------|        |--------------------------|-------|
|--------------------------|-------|        |--------------------------|-------|
          Signature           Date            Signature (Joint Owners)    Date
  (PLEASE SIGN WITHIN BOX)

--------------------------------------------------------------------------------

Fremont
     Funds [LOGO]
--------------------------------------------------------------------------------

            Important Proxy Vote for Fremont Global Fund Shareholders
                        Please Read and Respond Promptly

November 13, 1998


Dear Shareholder:

PLEASE READ THIS LETTER... IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a Special Meeting of Shareholders of the Fremont Global Fund that will be held on December 15, 1998. The purpose of the meeting is to vote on one important proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors has recommended that the proxy resolution presented below be approved and adopted by the Fremont Global Fund shareholders. For your convenience, we have briefly outlined the proxy proposal you are being asked to vote on:

Multi-Manager Exemption: Fremont Investment Advisors, Inc. (the "Advisor") is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for Fremont Funds. Currently the Advisor may employ, terminate, or change sub-advisors for the Fremont Global Fund only after obtaining shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement. This amended agreement will permit the Advisor to hire sub-advisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing Fund expenses, allowing for more timely sub-advisor changes when warranted, and improving operational efficiencies.

In this packet you will find two items:

o The proxy statement - this explains more about the proposal outlined above and provides the background and purpose of this resolution.

o  The proxy card - to use as a ballot.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete and sign the proxy card and return it in the enclosed postage-paid envelope no later than December 4, 1998. Or, if you would like to cast your vote in person, you may do so at the special shareholder meeting that will take place at 9:15 a.m. on December 15, 1998, in the main conference room on the 26th floor of 333 Market Street, San Francisco. If you have any questions about any of these materials, please call us at 800-548-4539 (press 2). Thank you for your participation and for investing with Fremont Mutual Funds.


Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

P.S. Your vote is important, so please make sure you complete and sign the enclosed proxy card and mail it back to us in the postage-paid envelope before the December 4 response deadline.

                           Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100, San Francisco, CA 94105 o www.fremontfunds.com
     P.O. Box 193663, San Francisco, CA 94119-3663 o Telephone 800-548-4539
     Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GLOBAL FUND


                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 15, 1998


     A Special Meeting of Shareholders (the "Meeting") of the FREMONT GLOBAL FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:15 a.m. for the following purposes:

1. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on October 26, 1998, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                        By order of the Board of Directors

                                        /s/ Tina Thomas

                                        Tina Thomas, Secretary


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

San Francisco, California

October 27, 1998

                           FREMONT MUTUAL FUNDS, INC.
                               FREMONT GLOBAL FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105
                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On December 15, 1998


INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Global Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:15 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Advisor"). In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve an arrangement to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval (Proposal I).

In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Board of Directors of the Company has fixed the close of business on October 26, 1998, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 45,012,086.954 outstanding shares, each with a par value of $0.0001 per share.

The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about November 13, 1998.

As of the Record Date, Bechtel Mast Trust for Qualified Employees owned 43% and BF Fund Limited owned 6% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.


BACKGROUND

The Advisor is seeking shareholder approval to make certain changes to the Fund's operations. The proposed change would allow the Advisor to change sub-advisors and modify subadvisory agreements without approval of the Fund's shareholders.


PROPOSAL I

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUB-ADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

The Advisor currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (as defined above, the "Current Agreement") with the Company. The Advisor currently does not employ any sub-advisor with respect to the Fund. However, the Advisor may engage sub-advisors in the future. The Company is proposing to permit the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with sub-advisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

The Fund currently pays the Advisor an annual management fee equal to 0.60% of the Fund's total net assets. If the Advisor engages a sub-advisor in the future, the Advisor (not the Fund) will pay the sub-advisor. Any Portfolio Management Agreement with a sub-advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets managed by the sub-advisor.

Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

     (1) The Advisor will not enter into a subadvisory agreement with a sub-advisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a sub-advisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

     (3) When a sub-advisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

     (4) The Advisor will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select sub-advisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Advisor and one or more sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) seek to ensure that the sub-advisors comply with the Fund's investment objectives, policies and restrictions.

     (5) Within 60 days of the hiring of any new sub-advisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new sub-advisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the sub-advisor and any change in such disclosure caused by the addition of a new sub-advisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

     (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

     (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor;
     (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new sub-advisors engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new sub-advisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by sub-advisors to investment companies comparable to the Fund. The Board will review the ability of the sub-advisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the sub-advisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the sub-advisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the sub-advisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of sub-advisors.

The Board of Directors has approved this proposal because they believe that it is in the best interest of the Fund's shareholders that the Advisor have the ability to engage the best possible portfolio management talent in an efficient manner. At the same time, the fact that the Board retains the responsibility of evaluating and approving any potential sub-advisor, ensures that the best interests of the shareholders are considered.

In adopting this proposal, the Advisor gains the ability to engage the best possible portfolio management talent in an efficient manner. This does not lead to any changes in the Fund's investment objective. It is possible that in hiring a sub-advisor, there could be a change in the investment strategy used to pursue the investment objective. Should a change in investment strategy occur, the shareholders would be given the required notification within 60 days of the change.

The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION

Officers and Directors of the Advisor

The Advisor's principal executive officers are set forth below. The address of each as it relates to his duties at the Advisor, is the same as the Advisor.

Name                     Position with the Advisor    Position with the Company
----                     -------------------------    -------------------------

David L. Redo            President and Director       Chairman, Chief Executive
                                                        Officer and Director

Michael H. Kosich        Managing Director            President and Director

Albert W. Kirschbaum     Managing Director            Senior Vice President

Peter F. Landini         Managing Director            Executive Vice President
and Director
--------------------------------------------------------------------------------

Other Matters to Come Before the Meeting

Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2600, San Francisco, California 94105-4022, or to (800) 548-4539.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,

/s/ Tina Thomas

Tina Thomas
Secretary

FREMONT MUTUAL FUNDS, INC.                               PROXY
333 MARKET STREET, 26TH FLOOR
SAN FRANCISCO, CA 94105                           Fremont Global Fund

                                            SPECIAL MEETING OF SHAREHOLDERS

                                                   December 15, 1998

                                                 SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS OF
                                               FREMONT MUTUAL FUNDS, INC.

                                        The undersigned  hereby appoints Michael
                                        H. Kosich and Tina  Thomas,  and each of
                                        them,  as  proxies  of the  undersigned,
                                        each  with  the  power  to  appoint  his
                                        substitute,  for the Special  Meeting of
                                        Shareholders  of  Fremont  Money  Market
                                        Fund (the  "Fund"),  a series of Fremont
                                        Mutual Funds,  Inc. (the "Company"),  to
                                        be  held  on  December  15,  1998 at the
                                        offices of Fremont  Mutual Funds,  Inc.,
                                        333  Market  Street,   26th  Floor,  San
                                        Francisco,  California, 94105, or at any
                                        and  all   adjournments   thereof   (the
                                        "Meeting"),   to  vote,   as  designated
                                        below,  all shares of the Fund,  held by
                                        the undersigned at the close of business
                                        on October 26, 1998.  Capitalized  terms
                                        used   without   definition   have   the
                                        meanings    given   to   them   in   the
                                        accompanying Proxy Statement.

                                        A SIGNED PROXY WILL BE VOTED IN FAVOR OF
                                        THE  PROPOSAL  LISTED  BELOW  UNLESS YOU
                                        HAVE SPECIFIED  OTHERWISE.  PLEASE SIGN,
                                        DATE AND RETURN THIS PROXY PROMPTLY. YOU
                                        MAY VOTE ONLY IF YOU HELD  SHARES IN THE
                                        FUND AT THE CLOSE OF BUSINESS ON OCTOBER
                                        26, 1998. YOUR SIGNATURE  AUTHORIZES THE
                                        PROXIES TO VOTE IN THEIR DISCRETION UPON
                                        SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                        BEFORE THE  MEETING,  INCLUDING  WITHOUT
                                        LIMITATION  ALL MATTERS  INCIDENT TO THE
                                        CONDUCT OF THE MEETING.

                                        SHARES

                                        CONTROL NUMBER

                                        ACCOUNT NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X            FREGLO

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
FREMONT GLOBAL FUND

Vote On Proposal

1.   Approval  to permit the  Advisor to
     hire and terminate  sub-advisors or
     modify    subadvisory    agreements
     without shareholder approval:            FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

|--------------------------|-------|        |--------------------------|-------|
|--------------------------|-------|        |--------------------------|-------|
          Signature           Date            Signature (Joint Owners)    Date
  (PLEASE SIGN WITHIN BOX)

--------------------------------------------------------------------------------

Fremont
     Funds [LOGO]
--------------------------------------------------------------------------------

            Important Proxy Vote for Fremont Growth Fund Shareholders
                        Please Read and Respond Promptly

November 13, 1998


Dear Shareholder:

PLEASE READ THIS LETTER... IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a Special Meeting of Shareholders of the Fremont Growth Fund that will be held on December 15, 1998. The purpose of the meeting is to vote on one important proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors has recommended that the proxy resolution presented below be approved and adopted by the Fremont Growth Fund shareholders. For your convenience, we have briefly outlined the proxy proposal you are being asked to vote on:

Multi-Manager Exemption: Fremont Investment Advisors, Inc. (the "Advisor") is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for Fremont Funds. Currently the Advisor may employ, terminate, or change sub-advisors for the Fremont Growth Fund only after obtaining shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement. This amended agreement will permit the Advisor to hire sub-advisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing Fund expenses, allowing for more timely sub-advisor changes when warranted, and improving operational efficiencies.

In this packet you will find two items:

o The proxy statement - this explains more about the proposal outlined above and provides the background and purpose of this resolution.

o  The proxy card - to use as a ballot.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete and sign the proxy card and return it in the enclosed postage-paid envelope no later than December 4, 1998. Or, if you would like to cast your vote in person, you may do so at the special shareholder meeting that will take place at 9:30 a.m. on December 15, 1998, in the main conference room on the 26th floor of 333 Market Street, San Francisco. If you have any questions about any of these materials, please call us at 800-548-4539 (press 2). Thank you for your participation and for investing with Fremont Mutual Funds.


Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

P.S. Your vote is important, so please make sure you complete and sign the enclosed proxy card and mail it back to us in the postage-paid envelope before the December 4 response deadline.

                           Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100, San Francisco, CA 94105 o www.fremontfunds.com
     P.O. Box 193663, San Francisco, CA 94119-3663 o Telephone 800-548-4539
     Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GROWTH FUND


                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 15, 1998


     A Special Meeting of Shareholders (the "Meeting") of the FREMONT GROWTH FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:30 a.m. for the following purposes:

1. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on October 26, 1998, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                        By order of the Board of Directors

                                        /s/ Tina Thomas

                                        Tina Thomas, Secretary

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

San Francisco, California

October 27, 1998

                               FREMONT GROWTH FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105
                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On December 15, 1998


INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Growth Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:30 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Advisor"). In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve an arrangement to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval (Proposal I).

In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Board of Directors of the Company has fixed the close of business on October 26, 1998, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 10,471,401.983 outstanding shares, each with a par value of $0.0001 per share.

The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about November 13, 1998.

As of the Record Date, BF Fund Limited owned 54% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.


BACKGROUND

The Advisor is seeking shareholder approval to make certain changes to the Fund's operations. The proposed change would allow the Advisor to change sub-advisors and modify subadvisory agreements without approval of the Fund's shareholders.


PROPOSAL I

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUB-ADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

The Advisor currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (as defined above, the "Current Agreement") with the Company. The Advisor currently does not employ any sub-advisor with respect to the Fund. However, the Advisor may engage sub-advisors in the future. The Company is proposing to permit the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with sub-advisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

The Fund currently pays the Advisor an annual management fee equal to 0.50% of the Fund's total net assets. If the Advisor engages a sub-advisor in the future, the Advisor (not the Fund) will pay the sub-advisor. Any Portfolio Management Agreement with a sub-advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets managed by the sub-advisor.

Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

     (1) The Advisor will not enter into a subadvisory agreement with a sub-advisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a sub-advisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

     (3) When a sub-advisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

     (4) The Advisor will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select sub-advisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Advisor and one or more sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) seek to ensure that the sub-advisors comply with the Fund's investment objec-tives, policies and restrictions.

     (5) Within 60 days of the hiring of any new sub-advisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new sub-advisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the sub-advisor and any change in such disclosure caused by the addition of a new sub-advisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

     (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

     (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor;
     (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new sub-advisors engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new sub-advisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by sub-advisors to investment companies comparable to the Fund. The Board will review the ability of the sub-advisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the sub-advisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the sub-advisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the sub-advisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of sub-advisors.

The Board of Directors has approved this proposal because they believe that it is in the best interest of the Fund's shareholders that the Advisor have the ability to engage the best possible portfolio management talent in an efficient manner. At the same time, the fact that the Board retains the responsibility of evaluating and approving any potential sub-advisor, ensures that the best interests of the shareholders are considered.

In adopting this proposal, the Advisor gains the ability to engage the best possible portfolio management talent in an efficient manner. This does not lead to any changes in the Fund's investment objective. It is possible that in hiring a sub-advisor, there could be a change in the investment strategy used to pursue the investment objective. Should a change in investment strategy occur, the shareholders would be given the required notification within 60 days of the change.

The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION

Officers and Directors of the Advisor

The Advisor's principal executive officers are set forth below. The address of each as it relates to his duties at the Advisor, is the same as the Advisor.

Name                     Position with the Advisor    Position with the Company
----                     -------------------------    -------------------------

David L. Redo            President and Director       Chairman, Chief Executive
                                                        Officer and Director

Michael H. Kosich        Managing Director            President and Director

Albert W. Kirschbaum     Managing Director            Senior Vice President

Peter F. Landini         Managing Director            Executive Vice President
and Director
--------------------------------------------------------------------------------

Other Matters to Come Before the Meeting

Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2600, San Francisco, California 94105-4022, or to (800) 548-4539.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,

/s/ Tina Thomas

Tina Thomas
Secretary

FREMONT MUTUAL FUNDS, INC.                               PROXY
333 MARKET STREET, 26TH FLOOR
SAN FRANCISCO, CA 94105                           Fremont Growth Fund

                                            SPECIAL MEETING OF SHAREHOLDERS

                                                   December 15, 1998

                                                 SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS OF
                                               FREMONT MUTUAL FUNDS, INC.

                                        The undersigned  hereby appoints Michael
                                        H. Kosich and Tina  Thomas,  and each of
                                        them,  as  proxies  of the  undersigned,
                                        each  with  the  power  to  appoint  his
                                        substitute,  for the Special  Meeting of
                                        Shareholders  of  Fremont  Money  Market
                                        Fund (the  "Fund"),  a series of Fremont
                                        Mutual Funds,  Inc. (the "Company"),  to
                                        be  held  on  December  15,  1998 at the
                                        offices of Fremont  Mutual Funds,  Inc.,
                                        333  Market  Street,   26th  Floor,  San
                                        Francisco,  California, 94105, or at any
                                        and  all   adjournments   thereof   (the
                                        "Meeting"),   to  vote,   as  designated
                                        below,  all shares of the Fund,  held by
                                        the undersigned at the close of business
                                        on October 26, 1998.  Capitalized  terms
                                        used   without   definition   have   the
                                        meanings    given   to   them   in   the
                                        accompanying Proxy Statement.

                                        A SIGNED PROXY WILL BE VOTED IN FAVOR OF
                                        THE  PROPOSAL  LISTED  BELOW  UNLESS YOU
                                        HAVE SPECIFIED  OTHERWISE.  PLEASE SIGN,
                                        DATE AND RETURN THIS PROXY PROMPTLY. YOU
                                        MAY VOTE ONLY IF YOU HELD  SHARES IN THE
                                        FUND AT THE CLOSE OF BUSINESS ON OCTOBER
                                        26, 1998. YOUR SIGNATURE  AUTHORIZES THE
                                        PROXIES TO VOTE IN THEIR DISCRETION UPON
                                        SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                        BEFORE THE  MEETING,  INCLUDING  WITHOUT
                                        LIMITATION  ALL MATTERS  INCIDENT TO THE
                                        CONDUCT OF THE MEETING.

                                        SHARES

                                        CONTROL NUMBER

                                        ACCOUNT NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X            FREGRO

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
FREMONT GROWTH FUND

Vote On Proposal

1.   Approval  to permit the  Advisor to
     hire and terminate  sub-advisors or
     modify    subadvisory    agreements
     without shareholder approval:            FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

|--------------------------|-------|        |--------------------------|-------|
|--------------------------|-------|        |--------------------------|-------|
          Signature           Date            Signature (Joint Owners)    Date
  (PLEASE SIGN WITHIN BOX)

--------------------------------------------------------------------------------

Fremont
     Funds [LOGO]
--------------------------------------------------------------------------------

         Important Proxy Vote for Fremont Money Market Fund Shareholders
                        Please Read and Respond Promptly

November 13, 1998


Dear Shareholder:

PLEASE READ THIS LETTER... IMPORTANT DOCUMENTS ENCLOSED.

I am writing to inform you of a Special Meeting of Shareholders of the Fremont Money Market Fund that will be held on December 15, 1998. The purpose of the meeting is to vote on one important proposal concerning the Fund. As a shareholder, you have the opportunity to voice your opinion on this matter that affects your Fund. Please read the enclosed materials and cast your vote on the proxy card.

The Fremont Board of Directors has recommended that the proxy resolution presented below be approved and adopted by the Fremont Money Market Fund shareholders. For your convenience, we have briefly outlined the proxy proposal you are being asked to vote on:

Multi-Manager Exemption: Fremont Investment Advisors, Inc. (the "Advisor") is responsible to the shareholders for the selection and oversight of portfolio managers and sub-advisors for Fremont Funds. Currently the Advisor may employ, terminate, or change sub-advisors for the Fremont Money Market Fund only after obtaining shareholder approval. The Advisor is requesting shareholder approval of a proposal to amend the Fund's investment advisory agreement. This amended agreement will permit the Advisor to hire sub-advisors for the Fund or modify subadvisory agreements without a shareholder vote. Implementing this policy could benefit shareholders by reducing Fund expenses, allowing for more timely sub-advisor changes when warranted, and improving operational efficiencies.

In this packet you will find two items:

o The proxy statement - this explains more about the proposal outlined above and provides the background and purpose of this resolution.

o  The proxy card - to use as a ballot.

Voting by mail is quick and easy. Everything you need is enclosed. We encourage you to exercise your rights as a shareholder and vote promptly. To cast your vote, simply complete and sign the proxy card and return it in the enclosed postage-paid envelope no later than December 4, 1998. Or, if you would like to cast your vote in person, you may do so at the special shareholder meeting that will take place at 9:45 a.m. on December 15, 1998, in the main conference room on the 26th floor of 333 Market Street, San Francisco. If you have any questions about any of these materials, please call us at 800-548-4539 (press 2). Thank you for your participation and for investing with Fremont Mutual Funds.


Sincerely,

/s/ Michael H. Kosich

Michael H. Kosich
President

P.S. Your vote is important, so please make sure you complete and sign the enclosed proxy card and mail it back to us in the postage-paid envelope before the December 4 response deadline.

                           Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100, San Francisco, CA 94105 o www.fremontfunds.com
     P.O. Box 193663, San Francisco, CA 94119-3663 o Telephone 800-548-4539
     Distributed by First Fund Distributors, Inc., San Francisco, CA 94105

                           FREMONT MUTUAL FUNDS, INC.

                            FREMONT MONEY MARKET FUND


                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 15, 1998


     A Special Meeting of Shareholders (the "Meeting") of the FREMONT MONEY MARKET FUND (the "Fund") will be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:45 a.m. for the following purposes:

1. To consider and act upon the approval of a proposal to permit Fremont Investment Advisors, Inc. to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval.

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

The stock transfer books will not be closed but, in lieu thereof, the Board of Directors has fixed the close of business on October 26, 1998, as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting.

                                        By order of the Board of Directors

                                        /s/ Tina Thomas

                                        Tina Thomas, Secretary

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

San Francisco, California

October 27, 1998

                           FREMONT MUTUAL FUNDS, INC.
                            FREMONT MONEY MARKET FUND
                                333 Market Street
                                   26th Floor
                             San Francisco, CA 94105
                                 (800) 548-4539


                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On December 15, 1998


INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Fremont Mutual Funds, Inc. (the "Company"), on behalf of the Fremont Money Market Fund (the "Fund") of proxies to be voted at a Special Meeting of Shareholders of the Fund to be held at the Fund's offices at 333 Market Street, 26th Floor, San Francisco, California 94105, on December 15, 1998 at 9:45 a.m. (the "Meeting") and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The costs of preparing, printing, mailing and soliciting the proxies will be borne by Fremont Investment Advisors, Inc. (the "Advisor"). In addition, certain officers, directors and employees of the Advisor and officers and directors of the Fund (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. ADP Investor Communication Services has been retained at its customary rates to solicit proxies.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. All shares in Fund-sponsored IRA accounts not voted by the account owner will be voted by the IRA trustee in the same proportion (for, against and abstain) as all other votes cast whether in person or by proxy. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present. However, broker non-votes are disregarded in determining "votes cast" when the voting requirement is based on achieving a percentage of the voting securities entitled to vote present in person or by proxy at the Meeting. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the address indicated above or by voting in person at the Meeting. The affirmative vote of a majority of the shares as defined under the Investment Company Act of 1940 as amended (the "1940 Act") (a "Majority Vote") (either 67% of the shares present at the Meeting, if holders of more than 50% of the outstanding shares are present in person or by proxy, or more than 50% of the outstanding shares, whichever is less) of the Fund is necessary to approve an arrangement to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval (Proposal I).

In the event that insufficient votes in favor of any of the items to be considered at the Meeting are received by the time scheduled for the Meeting, the Meeting may be held for the purpose of voting on those proposals for which sufficient votes have been received, and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of the proxies with respect to any proposals for which sufficient votes had not been received. Any such adjournment will require the affirmative vote of a majority of votes cast on the question in person or by proxy at the Meeting. The persons named as proxies will vote against such adjournment only with respect to those proxies that they are required to vote against such proposal.

The Board of Directors of the Company knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

The Board of Directors of the Company has fixed the close of business on October 26, 1998, as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter on which they are entitled to vote for each share held and a fractional vote with respect to fractional shares, and shareholders will not have cumulative voting rights. At the close of business on the Record Date, the Fund had 704,813,963.919 outstanding shares, each with a par value of $0.0001 per share.

The principal executive offices of the Company are located at 333 Market Street, 26th Floor, San Francisco, California 94105. The enclosed proxy and this proxy statement are first being sent to the Fund's shareholders on or about November 13, 1998.

As of the Record Date, Bechtel Mast Trust for Qualified Employees owned 52% and Sequoia Ventures, Inc. owned 12% of the outstanding shares of the Fund. As of the Record Date, to the best knowledge of the Fund, no other person owned of record or beneficially more than 5% of the outstanding shares of the Fund.


BACKGROUND

The Advisor is seeking shareholder approval to make certain changes to the Fund's operations. The proposed change would allow the Advisor to change sub-advisors and modify subadvisory agreements without approval of the Fund's shareholders.


PROPOSAL I

APPROVAL OR DISAPPROVAL OF A PROPOSAL TO PERMIT THE INVESTMENT MANAGER TO HIRE AND TERMINATE SUB-ADVISORS OR MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

The Advisor currently serves as investment advisor to the Fund pursuant to an Investment Advisory and Administrative Services Agreement (as defined above, the "Current Agreement") with the Company. The Advisor currently does not employ any sub-advisor with respect to the Fund. However, the Advisor may engage sub-advisors in the future. The Company is proposing to permit the Advisor to enter into, terminate, or modify subadvisory agreements on behalf of the Fund with sub-advisors without obtaining the prior approval of a majority of the outstanding voting securities of the Fund, as is otherwise required by Section 15 of the 1940 Act.

The Fund currently pays the Advisor an annual management fee equal to 0.30% of the Fund's total net assets. If the Advisor engages a sub-advisor in the future, the Advisor (not the Fund) will pay the sub-advisor. Any Portfolio Management Agreement with a sub-advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets managed by the sub-advisor.

Section 15 of the 1940 Act requires that the shareholders of the Fund approve the Fund's subadvisory agreement(s) and any amendments thereto. On December 16, 1996, the Company and the Advisor received from the Securities and Exchange Commission an order (the "SEC Order") exempting the Fund from these provisions. The SEC Order permits the Advisor to hire new sub-advisors, terminate sub-advisors, rehire existing sub-advisors whose agreements have been assigned (and, thus, automatically terminated), and modify subadvisory agreements without the prior approval of shareholders. By eliminating shareholder approval in these matters, the Advisor would have greater flexibility in managing sub-advisors, and shareholders would save the considerable expenses involved in holding shareholder meetings and soliciting proxies. Pursuant to the SEC Order, the Company and the Advisor have agreed to the imposition of the following conditions:

     (1) The Advisor will not enter into a subadvisory agreement with a sub-advisor that is an "affiliated person," as defined in the 1940 Act, of the Company or the Advisor (an "Affiliated Manager"), other than by reason of serving as a sub-advisor to the Fund, without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     (2) At all times, a majority of the Company's directors will be persons each of whom is not an "interested person" of the Company as defined in the 1940 Act (as defined above, "Independent Directors"), and the nomination of new or additional Independent Directors will be placed with the discretion of the then existing Independent Directors.

     (3) When a sub-advisor change is proposed for the Fund with an Affiliated Manager, the Company's directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Company's board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or the Affiliated Manager derives an inappropriate advantage.

     (4) The Advisor will provide general management services to the Company and the Fund and, subject to review and approval by the Company's Board of Directors, will (i) set the Fund's overall investment strategies; (ii) select sub-advisor(s); (iii) allocate and, when appropriate, reallocate the Fund's assets among the Advisor and one or more sub-advisors; (iv) monitor and evaluate the performance of sub-advisors; and (v) seek to ensure that the sub-advisors comply with the Fund's investment objectives, policies and restrictions.

     (5) Within 60 days of the hiring of any new sub-advisor or the implementation of any proposed material change in a subadvisory agreement, the Advisor will furnish shareholders all information about the new sub-advisor or subadvisory agreement that would be included in a proxy statement. Such information will include the fees paid by the Advisor to the sub-advisor and any change in such disclosure caused by the addition of a new sub-advisor or any proposed material change in a subadvisory agreement. The Advisor will meet this condition by providing shareholders with an information statement which meets the requirements of the proxy rules under applicable federal securities laws.

     (6) The Fund will disclose in its Prospectus the existence, substance and effect of the SEC Order.

     (7) Before the Fund may rely on the SEC Order, the operations of the Fund in the manner described therein will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (8) No director or officer of the Company or the Advisor will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such director or officer) any interest in a sub-advisor except for (i) ownership of interests in the Advisor or any entity that controls, is controlled by or is under common control with the Advisor;
     (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-advisor or an entity that controls, is controlled by or is under common control with a sub-advisor.

In accordance with condition (7), shareholder approval of this proposed new arrangement is being sought. Even if the Fund's shareholders approve this arrangement, any new sub-advisors engaged or terminated or any change in a subadvisory agreement will still require approval of the Board of Directors. In order to approve new sub-advisors, the Board will analyze the factors they deem relevant, including the nature, quality and scope of services provided by sub-advisors to investment companies comparable to the Fund. The Board will review the ability of the sub-advisor to provide its services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the provision of these services. The Board will examine the performance of the sub-advisor with respect to compliance and regulatory matters over the past fiscal year. The Board will review the sub-advisor's investment performance with respect to accounts deemed comparable. Finally, the Board will consider other factors deemed relevant to the sub-advisor's performance as an investment advisor. The Board believes that this review provides adequate shareholder protection in the selection of sub-advisors.

The Board of Directors has approved this proposal because they believe that it is in the best interest of the Fund's shareholders that the Advisor have the ability to engage the best possible portfolio management talent in an efficient manner. At the same time, the fact that the Board retains the responsibility of evaluating and approving any potential sub-advisor, ensures that the best interests of the shareholders are considered.

In adopting this proposal, the Advisor gains the ability to engage the best possible portfolio management talent in an efficient manner. This does not lead to any changes in the Fund's investment objective. It is possible that in hiring a sub-advisor, there could be a change in the investment strategy used to pursue the investment objective. Should a change in investment strategy occur, the shareholders would be given the required notification within 60 days of the change.

The Board of Directors recommends that shareholders vote "FOR" the proposal to permit the Advisor to hire and terminate sub-advisors or modify subadvisory agreements without shareholder approval. If the shareholders of the Fund do not approve this Proposal, the Advisory Agreement will continue and the terms and conditions of the SEC Order will not be applicable to the Fund.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION

Officers and Directors of the Advisor

The Advisor's principal executive officers are set forth below. The address of each as it relates to his duties at the Advisor, is the same as the Advisor.

Name                     Position with the Advisor    Position with the Company
----                     -------------------------    -------------------------

David L. Redo            President and Director       Chairman, Chief Executive
                                                        Officer and Director

Michael H. Kosich        Managing Director            President and Director

Albert W. Kirschbaum     Managing Director            Senior Vice President

Peter F. Landini         Managing Director            Executive Vice President
and Director
--------------------------------------------------------------------------------

Other Matters to Come Before the Meeting

Management of the Company knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote such Proxy in accordance with their best judgment on such matters.

All Proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

Shareholder Proposals

The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Company.

Reports to Shareholders

The Company will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Company on request. Request for such report should be directed to the Company c/o Fremont Investment Advisors, Inc., 333 Market Street, Suite 2600, San Francisco, California 94105-4022, or to (800) 548-4539.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Very truly yours,

/s/ Tina Thomas

Tina Thomas
Secretary

FREMONT MUTUAL FUNDS, INC.                               PROXY
333 MARKET STREET, 26TH FLOOR
SAN FRANCISCO, CA 94105                        Fremont Money Market Fund

                                            SPECIAL MEETING OF SHAREHOLDERS

                                                   December 15, 1998

                                                 SOLICITED ON BEHALF OF
                                               THE BOARD OF DIRECTORS OF
                                               FREMONT MUTUAL FUNDS, INC.

                                        The undersigned  hereby appoints Michael
                                        H. Kosich and Tina  Thomas,  and each of
                                        them,  as  proxies  of the  undersigned,
                                        each  with  the  power  to  appoint  his
                                        substitute,  for the Special  Meeting of
                                        Shareholders  of  Fremont  Money  Market
                                        Fund (the  "Fund"),  a series of Fremont
                                        Mutual Funds,  Inc. (the "Company"),  to
                                        be  held  on  December  15,  1998 at the
                                        offices of Fremont  Mutual Funds,  Inc.,
                                        333  Market  Street,   26th  Floor,  San
                                        Francisco,  California, 94105, or at any
                                        and  all   adjournments   thereof   (the
                                        "Meeting"),   to  vote,   as  designated
                                        below,  all shares of the Fund,  held by
                                        the undersigned at the close of business
                                        on October 26, 1998.  Capitalized  terms
                                        used   without   definition   have   the
                                        meanings    given   to   them   in   the
                                        accompanying Proxy Statement.

                                        A SIGNED PROXY WILL BE VOTED IN FAVOR OF
                                        THE  PROPOSAL  LISTED  BELOW  UNLESS YOU
                                        HAVE SPECIFIED  OTHERWISE.  PLEASE SIGN,
                                        DATE AND RETURN THIS PROXY PROMPTLY. YOU
                                        MAY VOTE ONLY IF YOU HELD  SHARES IN THE
                                        FUND AT THE CLOSE OF BUSINESS ON OCTOBER
                                        26, 1998. YOUR SIGNATURE  AUTHORIZES THE
                                        PROXIES TO VOTE IN THEIR DISCRETION UPON
                                        SUCH OTHER BUSINESS AS MAY PROPERLY COME
                                        BEFORE THE  MEETING,  INCLUDING  WITHOUT
                                        LIMITATION  ALL MATTERS  INCIDENT TO THE
                                        CONDUCT OF THE MEETING.

                                        SHARES

                                        CONTROL NUMBER

                                        ACCOUNT NUMBER

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X            FREMON

                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                      DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

--------------------------------------------------------------------------------
FREMONT MONEY MARKET FUND

Vote On Proposal

1.   Approval  to permit the  Advisor to
     hire and terminate  sub-advisors or
     modify    subadvisory    agreements
     without shareholder approval:            FOR [ ] AGAINST [ ] ABSTAIN [ ]

Please sign exactly as name or names appear on your shareholder account statement. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. If shares are held jointly, each shareholder must sign.

|--------------------------|-------|        |--------------------------|-------|
|--------------------------|-------|        |--------------------------|-------|
          Signature           Date            Signature (Joint Owners)    Date
  (PLEASE SIGN WITHIN BOX)

--------------------------------------------------------------------------------